UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2021

________________________

Autoscope Technologies Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	86-3685595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Spruce Tree Centre, Suite 400, 1600 University Avenue West, St. Paul, Minnesota	55104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

(Former name or former address, if changed since last report.)

________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AATC	The Nasdaq Capital Market
Preferred Stock Purchase Rights	AATC	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note

On April 29, 2021, Image Sensing Systems, Inc., a Minnesota corporation (“ISNS”), announced plans to implement a holding company reorganization. Following the implementation of the holding company reorganization, ISNS became a wholly-owned subsidiary of a new holding company, Autoscope Technologies Corporation, a Minnesota corporation (“Autoscope”), which replaced ISNS as the public company trading on The Nasdaq Capital Market (“Nasdaq”) under a new ticker symbol, “AATC.” Autoscope is providing the disclosure contained in this Current Report on Form 8-K in connection with the July 20, 2021 closing of the holding company reorganization for the purpose of establishing Autoscope as the successor issuer to ISNS pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of Autoscope’s common stock, par value $0.01 per share (“Autoscope Common Stock”), and the Autoscope Rights (as defined in Item 1.01 of this Current Report on Form 8-K) attached to the shares of Autoscope Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock and the preferred share purchase rights of the successor issuer, respectively.

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger and Consummation of Holding Company Reorganization

Effective on July 21, 2021, ISNS implemented a holding company reorganization pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 20, 2021 by and among ISNS, Autoscope, and Spruce Tree MergerCo, Inc., a Minnesota corporation and a wholly owned subsidiary of Autoscope (“Spruce Tree”), which resulted in Autoscope directly owning all of the outstanding common stock of ISNS (the “Reorganization”). In the Reorganization, ISNS merged with and into Spruce Tree (the “Merger”), with ISNS surviving the Merger as a direct wholly-owned subsidiary of Autoscope. Each share of common stock of ISNS, par value $0.01 per share (“ISNS Common Stock”), issued and outstanding immediately before the effective time of the Merger automatically converted into an equivalent corresponding share of Autoscope Common Stock having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of ISNS Common Stock being converted. Accordingly, ISNS’s shareholders immediately before the consummation of the Merger became shareholders of Autoscope upon consummation of the Merger. The effective time of the Merger was 12:00 a.m., Central Time, on July 21, 2021. The Reorganization is intended to be a tax-free transaction for U.S. federal income tax purposes for ISNS shareholders.

The Reorganization was conducted pursuant to Section 302A.626 of the Minnesota Business Corporation Act, Chapter 302A of the Minnesota Statutes (the “MBCA”), which provides for the formation of a holding company without a vote of the shareholders of the parent constituent corporation, which is ISNS. The conversion of stock occurred automatically without an exchange of stock certificates. Upon completion of the Merger, unless exchanged, stock certificates that previously represented shares of ISNS Common Stock now represent the same number of shares of Autoscope Common Stock. After the consummation of the Reorganization, shares of Autoscope Common Stock trade on Nasdaq under the ticker symbol, “AATC” with the new CUSIP number 053306 106. Immediately after the consummation of the Reorganization, Autoscope has, on a consolidated basis, the same directors, assets, business and operations as ISNS had immediately before the consummation of the Reorganization.

Amended and Restated Rights Agreement

ISNS had entered into the Rights Agreement dated as of June 6, 2013 (the “Initial Agreement”) with Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agent”), as amended by the First Amendment to Rights Agreement dated as of August 23, 2016 (the “First Amendment”), the Second Amendment to Rights Agreement dated as of March 12, 2018 (the “Second Amendment”), and the Third Amendment to Rights Agreement dated as of June 4, 2020 (the “Third Amendment”), all of which amended the Initial Agreement (the Initial Agreement, as amended by the First Amendment, the Second Amendment, and the Third Amendment, is referred to in this Current Report on Form 8-K as the “Original Rights Agreement”)  In connection with the Reorganization, the Original Rights Agreement was amended and restated in its entirety by the Amended and Restated Rights Agreement dated as of July 21, 2021 (the “Rights Agreement”) among Autoscope, the Rights Agent, and, solely with respect to Section 37 of the Rights Agreement, ISNS, pursuant to which Autoscope assumed all of the rights, obligations and duties of ISNS under the Original Rights Agreement, and references to ISNS, ISNS Common Stock and Series A Junior Participating Preferred Stock, par value $0.01 per share, of ISNS (the “ISNS Series A Preferred Stock”) were amended to refer to Autoscope, Autoscope Common Stock and Series A Junior Participating Preferred Stock, par value $0.01 per share, of Autoscope (the “Autoscope Series A Preferred Stock”), respectively. Upon execution of the Rights Agreement, the Original Rights Agreement ceased to have any force or effect. The Rights Agreement expires, without any further action taken by the Autoscope board of directors, on June 4, 2022.

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 In connection with the Reorganization and pursuant to the Rights Agreement, one preferred share purchase right (an “Autoscope Right”) was issued with respect to each share of Autoscope Common Stock issued and outstanding as of the effective time of the Merger. Each Autoscope Right represents the right to purchase from Autoscope one one-thousandths of a share of Autoscope Series A Preferred Stock under the terms and conditions of the Rights Agreement. Each Autoscope Right is subject to the same terms and conditions as one preferred share purchase right representing the right to purchase ISNS Series A Preferred Stock, the description of which is incorporated herein by reference to the description set forth under Item 1.01 and Item 3.03 of ISNS’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 4, 2020. The complete terms of the Autoscope Rights are set forth in the Rights Agreement, and the powers, the relative rights, the preferences, and the limitations of the Autoscope Series A Preferred Stock are set forth in the Certificate of Designation of Series A Junior Participating Preferred Stock of Autoscope (the “Autoscope Certificate of Designation”), which was filed by Autoscope with the Secretary of State of the State of Minnesota on June 28, 2021.

As a result of the Reorganization, Autoscope became the successor issuer to ISNS pursuant to Rule 12g-3(a) under the Exchange Act, and, as a result, the shares of Autoscope Common Stock and the Autoscope Rights attached to the shares of Autoscope Common Stock are deemed registered under Section 12(b) of the Exchange Act.

The foregoing descriptions of the Reorganization, the Merger Agreement, the Autoscope Certificate of Designation, and the Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, the Autoscope Certificate of Designation, and the Rights Agreement, which are filed as Exhibits 2.1, 3.3 and 4.1, respectively, to this Current Report on Form 8-K and which are incorporated by reference herein.

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

After the consummation of the Reorganization, the Autoscope Common Stock into which the ISNS Common Stock was converted in the Merger trades on Nasdaq under the ticker symbol, “AATC.”

The information set forth in Item 1.01, Item 5.03, and under the heading "Successor Issuer" in Item 7.01 of this Current Report on Form 8-K describing the succession of Autoscope pursuant to Section 12(b) of the Exchange Act to the reporting obligations of ISNS is hereby incorporated by reference in this Item 3.01.

In connection with the Reorganization, on July 20, 2021, Nasdaq filed with the Commission an application on Form 25 to delist the ISNS Common Stock from Nasdaq and deregister the ISNS Common Stock under Section 12(b) of the Exchange Act. ISNS intends to file a certificate on Form 15 requesting that the ISNS Common Stock be deregistered under the Exchange Act and that ISNS’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of Autoscope to the Exchange Act Section 12(b) registration and the reporting obligations of ISNS as described under the heading “Successor Issuer,” under Item 7.01 below).

Item 3.03. Material Modification of Rights of Security Holders.

Upon consummation of the Reorganization, each share of ISNS Common Stock issued and outstanding immediately before the Merger automatically converted into an equivalent corresponding share of Autoscope Common Stock having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of ISNS Common Stock.

The information set forth in Item 1.01, Item 5.03 and under the heading "Successor Issuer" in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.03.

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 Section 5 – Corporate Governance and Management

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 1.01 and Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors of Autoscope are the same as the directors of ISNS immediately before the Merger. The directors and their committee memberships are listed below.

Name	Age	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Andrew T. Berger	48
James W. Bracke	73	Chair	X	X
Paul F. Lidsky	67	X	X	Chair
Geoffrey C. Davis	62	X	Chair
Joseph P. Daly	59			X
Brian J. VanDerBosch	56	X

Biographical information about Autoscope’s directors is included in ISNS’s definitive Proxy Statement for the 2021 Annual Meeting of Shareholders filed with the Commission on March 18, 2021 under the caption “Proposal 1 – Election of Directors” and is incorporated by reference herein.

The executive officers of Autoscope and their positions and titles are identified below:

Name	Age	Position
Andrew T. Berger	48	President and Chief Executive Officer, Autoscope Technologies Corporation (Principal Executive Officer)
Frank G. Hallowell	64	Chief Financial Officer, Autoscope Technologies Corporation (Principal Financial Officer and Principal Accounting Officer)
Chad A. Stelzig	45	President and Chief Executive Officer, Image Sensing Systems, Inc.

In connection with the Reorganization, on July 21, 2021, Autoscope and ISNS entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) pursuant to which, effective as of the effective time of the Merger, Autoscope assumed, among other agreements, employee, director and executive compensation plans pursuant to which ISNS is obligated to, or may, issue equity securities to its directors, officers, or employees including the Image Sensing Systems, Inc. 2005 Stock Incentive Plan and the Image Sensing Systems, Inc. 2014 Stock Option and Incentive Plan (collectively, all such plans, the “Stock Incentive Plans”); and each equity based award agreement and/or similar agreement entered into pursuant to the Stock Incentive Plans and each outstanding award granted thereunder (collectively, the “Award Agreements” and, together with the Stock Incentive Plans, the “Assumed Agreements”). On July 21, 2021, as of the effective time of the Merger, each of the Assumed Agreements was automatically deemed to be amended as necessary to provide that references to ISNS in such Assumed Agreement will be read to refer to Autoscope and references to ISNS Common Stock in such Assumed Agreement will be read to refer to Autoscope Common Stock.

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The foregoing description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment and Assumption Agreement, which is filed as Exhibit 10.1 and incorporated by reference herein.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon consummation of the Reorganization, the Restated Articles of Incorporation of Autoscope (the “Autoscope Articles of Incorporation”), the Bylaws of Autoscope (the “Autoscope Bylaws”), and the Autoscope Certificate of Designation are consistent with the terms of the ISNS articles of incorporation and bylaws and the ISNS Certificate of Designation immediately before the consummation of the Reorganization, respectively, except for changes to the name of the entity, information regarding the registered office and agent, and other changes as permitted or required by Section 302A.626 of the MBCA. Before the consummation of the Reorganization, ISNS, as the only shareholder of Autoscope, approved the adoption of the Autoscope Articles of Incorporation and the Autoscope Bylaws. The Autoscope Articles of Incorporation were filed with the Minnesota Secretary of State on June 28, 2021.

The foregoing descriptions of the Autoscope Articles of Incorporation, the Autoscope Bylaws, the Autoscope Certificate of Designation, the Certificate of Amendment and the ISNS Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the full text of the Autoscope Articles of Incorporation, the Autoscope Bylaws, and the Autoscope Certificate of Designation, which are filed as Exhibits 3.1, 3.2, and 3.3 hereto, respectively, and incorporated by reference into this Current Report on Form 8-K.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

Successor Issuer

In connection with the Reorganization, and by operation of Rule 12g-3(a) under the Exchange Act, Autoscope is the successor issuer to ISNS and has succeeded to the attributes of ISNS as the registrant. Shares of Autoscope Common Stock and the Autoscope Rights attached to the shares of Autoscope Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and Autoscope is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. Autoscope hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Description of Company Capital Stock

The description of ISNS’s capital stock provided in Exhibit 4(vi) to ISNS’s Annual Report on Form 10-K, which is incorporated by reference herein, modifies and supersedes any prior description of ISNS’s capital stock in any registration statement or report filed with the Commission and will be available for incorporation by reference into certain of Autoscope’s filings with the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the rules and forms promulgated thereunder.

Press Release

On July 21, 2021, Autoscope issued a press release announcing the completion of the Reorganization. A copy of such press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed with this Current Report on Form 8-K, except for Exhibit 99.1, which is being “furnished” in accordance with Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of July 20, 2021 by and among Image Sensing Systems, Inc., Autoscope Technologies Corporation, and Spruce Tree MergerCo, Inc. (filed herewith).
3.1	Restated Articles of Incorporation of Autoscope Technologies Corporation (filed herewith).
3.2	Bylaws of Autoscope Technologies Corporation (filed herewith).
3.3	Certificate of Designation of Series A Junior Participating Preferred Stock of Autoscope Technologies Corporation (filed herewith).
4.1

Amended and Restated Rights Agreement dated July 21, 2021, among Autoscope Technologies Corporation, Continental Stock Transfer & Stock Company, as rights agent, and only with respect to Section 37 thereof, Image Sensing Systems, Inc. (filed herewith).

4.2	Specimen Common Stock Certificate of Autoscope Technologies Corporation (filed herewith).
4.3	Description of Registrant’s Securities, incorporated by reference to Exhibit 4(vi) to the Annual Report on Form 10-K of Image Sensing Systems, Inc. for the year ended December 31, 2020.
10.1	Assignment and Assumption Agreement, dated as of July 21, 2021 by and between Image Sensing Systems, Inc. and Autoscope Technologies Corporation (filed herewith).
99.1	Press Release of Image Sensing Systems, Inc. dated July 21, 2021 (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2021	Autoscope Technologies Corporation

	By:	/s/ Frank G. Hallowell
Frank G. Hallowell
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of July 20, 2021 by and among Image Sensing Systems, Inc., Autoscope Technologies Corporation, and Spruce Tree MergerCo, Inc. (filed herewith).
3.1	Restated Articles of Incorporation of Autoscope Technologies Corporation (filed herewith).
3.2	Bylaws of Autoscope Technologies Corporation (filed herewith).
3.3	Certificate of Designation of Series A Junior Participating Preferred Stock of Autoscope Technologies Corporation (filed herewith).
4.1

Amended and Restated Rights Agreement dated July 21, 2021, among Autoscope Technologies Corporation, Continental Stock Transfer & Stock Company, as rights agent, and only with respect to Section 37 thereof, Image Sensing Systems, Inc. (filed herewith).

4.2	Specimen Common Stock Certificate of Autoscope Technologies Corporation (filed herewith).
4.3	Description of Registrant’s Securities, incorporated by reference to Exhibit 4(vi) to the Annual Report on Form 10-K of Image Sensing Systems, Inc. for the year ended December 31, 2020.
10.1	Assignment and Assumption Agreement, dated as of July 21, 2021 by and between Image Sensing Systems, Inc. and Autoscope Technologies Corporation (filed herewith).
99.1	Press Release of Image Sensing Systems, Inc. dated July 21, 2021 (filed herewith).

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